UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 30, 2009
RXI PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 Prescott Street, Worcester, MA 01605

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
Not Applicable
Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits.
Signature
Index to Exhibits
EX-1.1 Placement Agency Agreement dated as of March 17, 2007
EX-4.1 Form of Warrant
EX-5.1 Opinion of Ropes & Gray LLP
EX-10.1 Form of Securities Purchase Agreement
EX-99.1 Press release of RXi Pharmaceuticals Corporation dated July 31, 2009

Item 8.01 Other Events
     On May 22, 2009, the Securities and Exchange Commission (the “Commission”) declared effective the Registration Statement on Form S-3 (File No. 333-158968) of RXi Pharmaceuticals Corporation (the “Company”) filed on May 4, 2009 with the Commission (the “Registration Statement”). The Registration Statement permits the Company to issue, in one or more offerings, shares of common stock, preferred stock, warrants or debt securities at an aggregate initial offering price not to exceed $30,000,000.
     On March 17, 2009, the Company entered into a placement agency agreement, which was subsequently amended on May 26, 2009 and July 22, 2009, with Rodman & Renshaw, LLC as the exclusive placement agent, relating to the sale and issuance by the Company to certain investors (the “Purchasers”) of 2,385,715 units (the “Units”), with each Unit consisting of (i) one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”) and (ii) a warrant to purchase 0.40 of a share of Common Stock, at a purchase price of $3.50 per Unit, pursuant to the Registration Statement (the “Offering”). In the aggregate, the Company would issue 2,385,715 shares of Common Stock and warrants to purchase up to 954,286 shares of Common Stock (the “Warrants”), pursuant to the terms of the placement agency agreement and the related securities purchase agreement. The Warrants will generally be exercisable beginning six months from the date of issuance for a period of five years from the closing date, and will carry a price per share equal to $4.50, or 105% of the closing price of the Common Stock on July 30, 2009 as reported by NASDAQ.
     The Company anticipates raising gross proceeds of $8,350,002.50. The net offering proceeds to the Company from the sale of the Units, after deducting the placement agents’ fees and other estimated offering expenses payable by the Company, are expected to be approximately $7,766,500. The Offering is expected close on or about August 4, 2009, or on such later date as the Company and the Purchasers may agree, subject to customary closing conditions.
     In connection with the Offering, the Company is filing as exhibits to this Current Report on Form 8-K the following documents:
•	as Exhibit 1.1, the Placement Agency Agreement;

•	as Exhibit 4.1, the Form of Warrant;

•	as Exhibits 5.1 and 23.1, the legal opinion and consent of Ropes & Gray LLP relating to the shares of Common Stock and the Warrants to purchase Common Stock to be issued and sold in the Offering;

•	as Exhibit 10.1, the Form of Securities Purchase Agreement; and

•	as Exhibit 99.1, the Press Release.
     The foregoing summary of the terms of the securities purchase agreement, the warrant and the placement agency agreement is subject to, and qualified in its entirety by, the form of securities purchase agreement, the form of warrant and the placement agency agreement, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 4.1 and 1.1 respectively and are incorporated herein by reference.
     The Company’s press release announcing the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Placement Agency Agreement dated as of March 17, 2007, as amended on May 26, 2009 and July 22, 2009, by and between RXi Pharmaceuticals Corporation and Rodman & Renshaw, LLC, as placement agent

Exhibit No.	Description

4.1	Form of Warrant

5.1	Opinion of Ropes & Gray LLP

10.1	Form of Securities Purchase Agreement

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above)

99.1	Press release of RXi Pharmaceuticals Corporation dated July 31, 2009

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION
Date: July 31, 2009	By:	/s/ Stephen J. DiPalma
		Name:	Stephen J. DiPalma
		Title:	Chief Financial Officer

Index to Exhibits
1.1	Placement Agency Agreement dated as of March 17, 2007, as amended on May 26, 2009 and July 22, 2009, by and between RXi Pharmaceuticals Corporation and Rodman & Renshaw, LLC, as placement agent

4.1	Form of Warrant

5.1	Opinion of Ropes & Gray LLP

10.1	Form of Securities Purchase Agreement

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above)

99.1	Press release of RXi Pharmaceuticals Corporation dated July 31, 2009